                                AMENDMENT NO. 1 to the Credit Agreement
                                                  and
                                AMENDMENT NO. 1 to the Pledge Agreement

                                        Dated as of June 7, 1995

                 AMENDMENT NO. 1 to the Credit Agreement referred to below among Public Service Company of New Mexico, a New Mexico corporation
(the "Borrower"), the lenders party to the Credit Agreement (the "Lenders") and Chemical Bank and Citibank, N.A., as co-agents (the "Co-Agents") for the Lenders thereunder and AMENDMENT NO. 1 to the Pledge Agreement referred to below between Public Service Company of New Mexico (in such capacity, the "Pledgor") and Citibank, N.A. (in such capacity, the "Collateral Agent").

                 PRELIMINARY STATEMENTS:

                 (1) The Borrower, the Lenders and the Co-Agents are parties to a short-term Revolving Credit Agreement dated as of December 14, 1993 (the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment shall have the same meanings as specified in the Credit Agreement.

                 (2) The Pledgor and the Collateral Agent are parties to a Pledge Agreement dated as of December 14, 1993 (the "Pledge Agreement") made by the Pledgor to the Collateral Agent for the benefit of the Lenders pursuant to the Credit Agreement.

                 (3) The Borrower desires to amend interest and fee provisions and extend the maturity of the Credit Agreement to reflect the Borrower's improved financial and business condition and to take advantage of current bank market conditions. The Borrower has requested further amendments consistent with its current financial and business strategy. In addition, the Credit Agreement and Pledge Agreement require updates of certain Schedules as set forth below.

                 (4) The Lenders are, on the terms and conditions stated below, willing to agree to amend the Credit Agreement and the Pledge Agreement as hereinafter set forth.

                 SECTION 1. Amendments to the Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

                  (a) The definition of "Applicable Margin" in Section 1.01 of the Credit Agreement is amended in full to read as follows:

                 "Applicable Margin" means, as of any date, a percentage per annum determined by reference to the Bond Rating in effect on such date as set forth below:

                                  Applicable Margin    Applicable Margin   Applicable Margin
         Bond Rating                For Base Rate       for Adjusted CD     for Eurodollar
         Moody's/S&P                  Advances           Rate Advances       Rate Advances
         --------------           -----------------    -----------------   -----------------
         Baa3 or BBB- or above           0%                3/4 of 1%           5/8 of 1%

         below Baa3 and BBB-
         but at least Ba1 or BB+         0%                 1 1/8%                1%

         below Ba1 and BB+
         but at least Ba2 or BB       1/4 of 1%             1 3/8%              1 1/4%

         below Ba2 and BB             3/4 of 1%             1 7/8%              1 3/4%

                 (b) The definition of "Bond Rating" in Section 1.01 of the Credit Agreement is amended by deleting the text up to the first proviso thereof and replacing therefor the following:

                          "`Bond Rating' means, as of any date, the higher of
                 the ratings that have been most recently announced by either Moody's or S&P, as the case may be, for First Mortgage Bonds in effect on such date,"

                 (c)      The definition of "Designated Subsidiary" in Section
         1.01 of the Credit Agreement is amended in full to read as follows:

                          "`Designated Subsidiary' means any Person that becomes
                 a Subsidiary of the Borrower on or after June 7, 1995.".

                 (d) The definition of "Investment" in Section 1.01 of the Credit Agreement is amended by deleting the words "of existing Indebtedness" in the last line thereof and replacing therefor the following:

                 "or retirement of existing Indebtedness or lease obligation bonds under the Palo Verde Leases, or the renewal or replacement of credit support for existing Indebtedness".

                 (e)      The definition of "Supplemental Indentures" in Section
         1.01 of the Credit Agreement is amended in full to read as follows:

                          "`Supplemental Indentures' means all supplemental
                 indentures to the FMB Indenture in effect from time to time relating to this Agreement."

                 (f) The definition of "Termination Date" in Section 1.01 of the Credit Agreement is amended by deleting the date "June 13, 1995" in the first line thereof and replacing therefor the date
         "June 30, 1998".

                 (g) Section 2.03(a) of the Credit Agreement is amended by deleting subclauses (i) through (iv) thereof and replacing therefor the following:

                 (i) 1/4 of 1% during such times as the Bond Rating by Moody's or S&P is at least Baa3 or BBB-, respectively, (ii) 3/10 of 1% during such times as clause (a)(i) of this
                 Section 2.03 is not applicable and the Bond Rating by Moody's or S&P is at least Ba1 or BB+, respectively, (iii) 3/8 of 1% during such times as clauses (a)(i) and (a)(ii) of this Section 2.03 are not applicable and the Bond Rating by Moody's or S&P is at least Ba2 or BB, respectively, and (iv) 1/2 of 1% at all other times.

                 (h) Section 2.03(b) of the Credit Agreement is amended by deleting the percentage "1/4 of 1%" in the third line thereof and replacing therefor the percentage "1/10 of 1%" and further by deleting the phrase "the date hereof" in the last line thereof and replacing therefor the date "June 7, 1995".

                 (i) Section 2.06 of the Credit Agreement is amended in full to read as follows:

                          SECTION 2.06. Interest. (a) The Borrower shall pay interest on the unpaid principal amount of each Advance owing to each Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

                                    (i)  Base Rate Advances. During such periods
                          as such Advance is a Base Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (A) the Base Rate in effect from time to time plus (B) the Applicable Margin in effect from time to time, payable in arrears on the last day of such Interest Period and on the date such Advance shall be Converted or paid in full.


                                    (ii)  Adjusted CD Rate Advances. During such
                          periods as such Advance is an Adjusted CD Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of
                          (A) the Adjusted CD Rate in effect from time to time plus (B) the Applicable Margin in effect from time to time, payable in arrears on the last day of such Interest Period and on the date such Advance shall be Converted or paid in full.

                                    (iii)  Eurodollar Rate Advances. During such
                          periods as such Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (A) the Eurodollar Rate for such Interest Period for such Advance plus (B) the Applicable Margin in effect from time to time, payable in arrears on the last day of such Interest Period and on the date such Advance shall be Converted or paid in full.

                          (b) Upon the occurrence and during the continuance of any Event of Default, the Borrower shall pay interest on the unpaid principal amount of each Advance owing to each Lender and on the unpaid amount of all interest, fees and other amounts payable hereunder that is not paid when due, payable in arrears on the dates referred to in clauses (a)(i) through (iii) above and on demand, at a rate per annum equal at all times to 1% above the rate per annum otherwise required to be paid on such Advances pursuant to clauses
                 (a)(i) through (iii) above or in the case of such other amounts, 1% above the rate per annum required to be paid on Base Rate Advances pursuant to clause (a)(i) above.

                 (j) Section 3.01(a)(iii) of the Credit Agreement is amended by deleting the parenthetical "(the `Supplemental Indentures')" in the last line thereof.

                 (k)      Section 4.01(f) of the Credit Agreement is amended by
         (i) deleting the date "December 31, 1992" in the fourth line thereof and replacing therefor the date "December 31, 1994", (ii) deleting the date "September 30, 1993" in the second sentence thereof and replacing therefor the date "March 31, 1995" and (iii) deleting the last sentence thereof in its entirety and replacing therefor the following:

                 Since December 31, 1994, there has been no material adverse change in the condition (financial or otherwise), results of operations, assets, business or prospects of the Borrower and its Designated Subsidiaries, except as disclosed in the Borrower's 1994 Form 10-K, Form 10-Q for the three months ending on March 31, 1995 and Forms 8-K delivered to the Co-Agents prior to
                 June 7, 1995.

                 (l) Section 4.01(i) of the Credit Agreement is amended by deleting the exception clause up to, but not including, the parenthetical "(the `Disclosed Litigation')" in lines eight through twelve thereof and replacing therefor the following:

                 ", except as disclosed in the Borrower's 1994 Form 10-K, Form 10-Q for the three months ending on March 31, 1995 and Forms 8-K delivered to the Co-Agents prior to June 7, 1995".

                 (m) Section 4.01(m) of the Credit Agreement is amended by deleting the billing period "September 1993" in the seventh line thereof and replacing therefor the billing period "March 1995".


                 (n) Section 4.01(q) of the Credit Agreement is amended by deleting reference to the "1992 annual report" in the first line thereof and replacing therefor reference to the "1993 annual report".

                 (o) Section 4.01(x) of the Credit Agreement is amended by deleting the date "October 31, 1993" in the seventh and ninth lines thereof and replacing therefor the date "May 31, 1995".

                 (p) Section 5.01(h) of the Credit Agreement is amended by deleting the ratio "0.72 to 1" in the fifth line thereof and replacing therefor the ratio "0.70 to 1" and is further amended by deleting the proviso at the end thereof in its entirety.

                 (q)      Section 5.02(a) of the Credit Agreement is amended by
         (i) deleting the word "and" in the last line of subclause (x) thereof, (ii) deleting the following text from subclause (xi) thereof:

                 "signing and filing financing statements under the Uniform Commercial Code of the applicable jurisdictions and",

         (iii) deleting the period at the end of subclause (xi) thereof and replacing therefor a semicolon followed by the word "and" and (iv) adding at the end thereof a new subclause (xii) to read as follows:

                   "(xii)signing and filing appropriate financing statements
                 under the Uniform Commercial Code of the applicable jurisdictions to the extent required in connection with transactions not otherwise prohibited hereunder.".

                 (r) Section 5.02(c)(iii)(C) of the Credit Agreement is amended by deleting the phrase "San Juan Unit 4 Capacity to UAMPS" and replacing therefor the phrase "the Borrower's gas gathering and processing assets to Williams Gas Processing-Blanco, Inc."

                 (s)      Section 5.02(d) of the Credit Agreement is amended by
         (i) deleting the word "and" in the last line of subclause (vi) thereof, (ii) deleting the period at the end of subclause (vii) thereof and replacing therefor a semicolon followed by the word
         "and" and (iii) adding at the end thereof a new subclause (viii) to read as follows:

                 "(viii)            other Investments by the Borrower and
                 Designated Subsidiaries not to exceed an aggregate amount equal to $7,000,000 in any fiscal year.".

                 (t) Section 5.02(e)(ii) of the Credit Agreement is amended by deleting the figure "$2,000,000" in the last line thereof and replacing therefor the figure "$7,000,000".

                 (u) Schedules II, III, IV, V, VI, VII and VIII of the Credit Agreement are amended in full to read as set forth on the corresponding Schedules hereto.

                 SECTION 2. Amendment to the Pledge Agreement. Schedule I of the Pledge Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended in full to read as set forth on Schedule I hereto.

                          SECTION 3.  Conditions of Effectiveness.  This
Amendment shall become effective as of the date first above written when, and only when, the following conditions shall have been satisfied:

                 (a) The Co-Agents shall have received on or before the date hereof the following, each dated such day, in form and substance satisfactory to the Lenders:

                          (i) Counterparts of this Amendment duly executed by the Borrower and the Lenders or, as to any of the Lenders, advice satisfactory to the Co-Agents that such Lender has executed this Amendment.

                          (ii) The promissory notes, in substantially the form of Exhibit A hereto (collectively, the "1995 Notes"), of the Borrower payable to the order of each of the Lenders, respectively, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Advances made by such Lender and reflecting the extension of maturity of the Credit Agreement through June 30, 1998.

                          (iii) The forty-third and forty-fourth supplemental indentures, in substantially the forms of Exhibits B-1 and B-2 hereto (collectively, the "1995 Supplemental Indentures"), to the FMB Indenture, each duly executed by the Borrower and The Bank of New York, as trustee (the "Trustee") under the FMB Indenture, providing for the creation of two new issues of first mortgage bonds payable to Citibank, N.A. to be due on June 30, 1998 (collectively, the "1998 Bonds").

                          (iv) The 1998 Bonds duly executed and delivered by the Borrower, together with the respective certificates of authentification duly executed by the Trustee.

                          (v) Certified copies of the resolutions of the Board of Directors of the Borrower approving this Amendment, and of all documents evidencing other necessary corporate action and governmental approvals, including, without limitation, the required approval of PUC permitting the extension of the Termination Date under the Credit Agreement, with respect to this Amendment and the other documents to be delivered hereunder.

                          (vi) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and the other documents to be delivered hereunder.

                          (vii) A certificate signed by a duly authorized officer of the Borrower stating that on the date hereof (A) the representations and warranties contained in Section 4.01 of the Credit Agreement and in Section 4 of the Pledge Agreement are true and correct and (B) no event has occurred and is continuing which constitutes a Default.

                          (viii)A favorable opinion of Keleher & McLeod, P.A.,
                 counsel for the Borrower, in substantially the form of Exhibit C hereto.

                 (b) The Borrower shall have paid all fees and expenses of the Co-Agents and the Lenders, including, without limitation, the participation fee referred to in Section 2.03(b) of the Credit Agreement, as amended hereby.

                 SECTION 4.  Reference to and Effect on the Loan Documents.
(a) On and after the effectiveness of this Amendment, (i) each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby, and (ii) each reference in the Pledge Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Pledge Agreement, and each reference in the other Loan Documents to "the Pledge Agreement", "thereunder", "thereof" or words of like import referring to the Pledge Agreement, shall mean and be a reference to the Pledge Agreement, as amended hereby.

                 (b) Except as specifically amended by this Amendment, the Credit Agreement, the Notes and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Pledge Agreement and all of the collateral described therein do and shall continue to secure the payment of all Secured
Obligations (as defined therein) of the Borrower under the Loan
Documents, in each case as amended hereby.

                 (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Co-Agents or the Collateral Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                 SECTION 5. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Co-Agents in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Co-Agents) in accordance with the terms of Section 8.04 of the Credit Agreement.

                 SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                 SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                             PUBLIC SERVICE COMPANY OF
                              NEW MEXICO, as Borrower and
                                       Pledgor

                                   By___________________________________
                                   Title:


                                   CHEMICAL BANK, individually, as Co-Agent
                                     and as Administrative Agent

                                   By___________________________________
                                   Title:


                                   CITIBANK, N.A., individually, as Co-Agent
                                     and as Collateral Agent


                                   By___________________________________
                                        Title:


                                   BANK OF AMERICA NATIONAL TRUST
                                     AND SAVINGS ASSOCIATION


                                   By___________________________________
                                        Title:


                                   THE BANK OF CALIFORNIA, N.A.


                                   By___________________________________
                                        Title:




                                   CIBC INC.


                                   By___________________________________
                                        Title:


                                   THE CHASE MANHATTAN BANK,
                                     NATIONAL ASSOCIATION


                                   By___________________________________
                                        Title:


                                   MELLON BANK, N.A.


                                   By___________________________________
                                        Title:


                                   MORGAN GUARANTY TRUST COMPANY
                                     OF NEW YORK

                                   By___________________________________
                                        Title:


                                   THE LONG-TERM CREDIT BANK OF
                                     JAPAN LIMITED, Los Angeles Agency


                                   By___________________________________
                                        Title:

                                               SCHEDULE I

Attached to and forming part of the Pledge Agreement dated as of December 14, 1993, as amended or otherwise modified from time to time, by PUBLIC SERVICE COMPANY OF NEW MEXICO, as Pledgor, to CITIBANK, N.A., as Collateral Agent

Debt Issuer     Description of Debt    Debt Certificate    Final Maturity    Original Principal
                                            No(s).                                 Amount
--------------  -------------------    ----------------    --------------    ------------------
Public Service   First Mortgage Bonds,         1           June 30, 1998     $41,859,900
Company of New     1995 Series A
Mexico

Public Service   First Mortgage Bonds,         1           June 30, 1998     $58,140,100
Company of New
Mexico


Schedules II, III, IV, V, VI, VII and VIII to be updated and provided by the Borrower.